SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                               ------------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 3, 1996


                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


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


                 Delaware                              1-10218                        13-3489233

(State or other jurisdiction of incorporation)  (Commission File Number)   (IRS Employer Identification No.)

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                              701 McCullough Drive
                         Charlotte, North Carolina 28262
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 547-8500



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Item 5.           Other Events

         (a) On June 3, 1996, Collins & Aikman Corporation (the "Company") executed an Amended and Restated Credit Agreement (the "Amendment"), among Collins & Aikman Products Co. ("C&A"), as Borrower, Collins & Aikman Canada Inc. ("C&A Canada"), as Canadian Borrower, the Company, as Guarantor, the Lenders named therein, and Chemical Bank, as Administrative Agent ("Chemical"). The Amendment amends and restates Credit Agreements dated as of June 22, 1994 between C&A, C&A Canada, the Company and Chemical and as of December 22, 1995 between C&A, the Company and Chemical. The effectiveness of the Amendment is subject to customary conditions, as well as the consummation of the public offering by C&A of $400 million of 11 1/2% Senior Subordinated Notes Due 2006 (the "Subordinated Notes"). The Subordinated Notes will be issued pursuant to a supplemental indenture, to be dated as of June 1, 1996, between C&A, the Company and First Union National Bank of North Carolina, as Trustee under an Indenture dated as of June 1, 1996, and will be guaranteed on an unsecured senior subordinated basis by the Company.

         (b) On June 5, 1996, the Company and C&A entered into an Underwriting Agreement providing for the sale of the Subordinated Notes to Wasserstein Perella Securities, Inc., Chase Securities Inc. and BA Securities, Inc., as Underwriters. The consummation of the sale of the Subordinated Notes is subject to customary closing conditions. The Company currently anticipates the sale of the Subordinated Notes will be consummated on or about June 10, 1996.

Item 7.           Financial Statements and Exhibits.

         (c) The exhibits furnished in connection with this report are as follows:

         1.1  Underwriting  Agreement,  dated  June 5, 1996,  between  Collins &
Aikman  Products  Co.,  Collins  &  Aikman   Corporation,   Wasserstein  Perella
Securities, Inc., Chase Securities Inc. and BA Securities, Inc.

         4.1 Amended and Restated Credit Agreement, dated as of June 3, 1996, among Collins & Aikman Products Co., as Borrower, Collins & Aikman Canada Inc., as Canadian Borrower, Collins & Aikman Corporation, as Guarantor, the Lenders named therein, Bank of America N.T.S.A. and NationsBank, N.A., as Managing Agents, and Chemical Bank, as Administrative Agent.

         4.2 Form of First Supplemental Indenture, dated as of June 1, 1996, between Collins & Aikman Products Co., Collins & Aikman Corporation and First Union National Bank of North Carolina, as Trustee relating to 11 1/2% Senior Subordinated Notes due 2006 of Collins & Aikman Products Co.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COLLINS & AIKMAN CORPORATION
                                   (Registrant)



Date:  June 7, 1996                 By:   /s/ J. Michael Stepp
                                        --------------------------
                                   J. Michael Stepp
                                   Executive Vice President
                                   & Chief Financial Officer


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